FIRST CALIFORNIA FINANCIAL GROUP, INC.

Planning for the road ahead

Keefe, Bruyette & Woods
2010 Community Bank Conference
New York, NY

July 28, 2010

Safe Harbor

This presentation contains certain forward-looking information about First California Financial Group, Inc. ("First California" or "FCAL" that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of First California. First California cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to, revenues are lower than expected, credit quality deterioration which could cause an increase in the provision for credit losses, First California's ability to complete future acquisitions, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies within expected time-frames or at all, changes in consumer spending, borrowing and savings habits, technological changes, the cost of additional capital is more than expected, a change in the interest rate environment reduces interest margins, asset/liability repricing risks and liquidity risks, general economic conditions, particularly those affecting real estate values, either nationally or in the market areas in which First California does or anticipates doing business are less favorable than expected, a slowdown in construction activity, recent volatility in the credit or equity markets and its effect on the general economy, legislative or regulatory requirements or changes adversely affecting First California's business, the effects of and changes in monetary and fiscal policies and laws including the interest rate policies of the Board of Governors of the Federal Reserve, demand for the products or services of First California as well as their ability to attract and retain qualified people, competition with other banks and financial institutions, the costs and effects of legal, accounting and regulatory developments, the inability to obtain regulatory approvals for acquisitions on the terms expected or on the anticipated schedule, and other factors. If any of these risks or uncertainties materialize or if any of the assumptions underlying such forward-looking statements prove to be incorrect, First California's results could differ materially from those expressed in, or implied or projected by, such forward-looking statements. First California assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the section titled "Risk Factors" in First California's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other reports filed by it with the Securities and Exchange Commission ("SEC").

First California Snapshot

- 17 branches in 6 counties
- Nasdaq:FCAL
- Total assets $1.5 Billion
- FCAL created in 2007 as a result of merger of equals between FCB Bancorp and National Mercantile Bancorp
- Legacy First California Bank 31 years old
- Current management in place since 1999


Ventura
Los Angeles
San Bernardino
Orange
Riverside
San Diego

2010 Second Quarter Highlights

- Loans past due 30-89 days down significantly to $1.1 million from $14.6 million at 12/31/09
- Nonaccrual loans decreased to $13.2 million from $40.0 million at 12/31/09
- Net loan charge-offs for the first half of 2010, annualized, declined to 0.78% of average loans from 0.89% for 2009
- Demand deposits = 31% and core deposits = 79% of total deposits
- Net earnings of $147,000, versus $117,000 in Q1 2010

Asset Quality

($ Thousands)	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010
Past Due Loans 30-89 Days	$8,203	$7,314	$14,592	$2,520	$1,078
Past due Loans 90+ Days	$299	$2,970	$200	—	—
Nonaccrual Loans	$26,957	$39,330	$39,958	$37,034	$13,192
Total Nonperforming Loans	$27,256	$42,300	$40,158	$37,034	$13,192
Foreclosed Property	$6,828	$6,120	$4,893	$5,997	$27,850
Total Nonperforming Assets	$34,084	$48,420	$45,051	$43,031	$41,042
NPA's as % of Loans & OREO	3.60%	5.11%	4.77%	4.65%	4.46%[1]

(1) Payoff of $4.5 million nonaccrual loan in July reduced this ratio to 4.00 %

Past Due Loans 30-89 Days by Type


($ Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$0
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Installment
Home Mortgage
Construction
Commercial Loans & Lines
Commercial Mortgage

Nonaccrual Loans by Type


($ Millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Installment
Home Mortgage
Construction
Commercial Loans & Lines
Commercial Mortgage

Low Historical Loss Levels


Annualized Net Charge-Offs to Average Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.44%
0.15%
0.55%
0.13%
0.80%
0.12%
0.82%
0.84%
1.16%
0.50%
1.29%
0.90%
1.52%
0.89%
1.04%
1.13%
0.78%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q 10
Peers
FCAL

Source: First California Bank Uniform Bank Performance Report as of 3/31/2010.
Peer group represents all insured commercial banks with assets between $1 billion and $3 billion. (2Q10 Peer data not yet available)

Net Charge-Offs by Type

($ Thousands)	2Q09	3Q09	4Q09	1Q10	2Q10
CRE	$ —	$ 1,030	$ 330	$ 1,302	$ 337
Commercial loans & lines	342	2,689	1,173	709	496
Construction	237	64	1	367	(17)
Home mortgage	—	54	473	65	93
Home equity loans & lines	—	—	—	199	—
Installment	(149)	98	4	19	3
Total net charge-offs	**$ 430**	**$ 3,935**	**$ 1,981**	**$ 2,661**	**$ 912**
Net loan charge-offs to average loans	**0.05%**	**0.42%**	**0.21%**	**0.29%**	**0.10%**

Loan Portfolio Characteristics

	Construction and Land	Commercial Mortgage		Multi-Family	C&I
		Owner-Occupied	Investor		
Portfolio Size	$59.9 million	$135.3 million	$253.8 million	$137.9 million	$209.7 million
% of Total Portfolio	6.7%	15.2%	28.5%	15.5%	23.5%
Weighted Avg LTV	65.3%	57.5%		59.9%	
Weighted Avg DSCR		1.74		1.32	
Average Balance/ Commitment	$2,073,000	$1,059,000		$853,000	$240,000
	2 nonaccrual loans > $1.0 million	0 nonaccrual loans > $1.0 million		0 nonaccrual loans > $1.0 million	2 nonaccrual loan > $1.0 million

Construction & Land Portfolio

- Total portfolio includes 28 loans totaling $59.9 million
- Construction & land portfolio down to 7% of loan portfolio as compared to 20% as of 12/31/07
- No loans past due 30-89 days in this portfolio
- Nonperforming loans have declined dramatically
  - Foreclosure completed on $21 million completed commercial construction loan
  - $4.5 million residential construction nonaccrual loan paid off in full in early July, 2010
- Cumulative construction & land loan charge-offs just $1.2 million in last ten quarters
- Outstanding balance relative to Tier 1 capital and ALLL = 36%

Construction & Land Loans

Loans Outstanding:
$59.9 million at 6/30/10

By County
($ Millions)



Riverside
7%
Ventura
33%
Los
Angeles
46%
Orange
14%

By Property Type
($ Millions)



Residential
1-4
23%
Land
Develop-
ment
34%
Multi-
family
8%
Commer-
cial
35%

Unused Commitments = $3.0 million

Commercial Mortgage Portfolio

Loans Outstanding by Property Type:
$389.1 million at 6/30/10



Assisted Living
3%
Restaurant
3%
Medical
4%
Hotel
4%
Mixed Use
4%
Self Storage
7%
Other
10%
Industrial/
Warehouse
23%
Office
23%
Retail
19%

Owner-occupied	35%
Investor properties	65%

Regulatory CRE balance relative to Tier 1 Capital & ALLL = 281%[1]

(1) Regulatory CRE includes commercial mortgage, multifamily, construction, land and commercial loans to finance real estate, less owner-occupied loans in these categories.

Commercial Real Estate Maturities

($ Millions) Year of Origination	Year of Maturity 2010	2011	2012	2013	Thereafter	Total
2004 and earlier	$ 4.0	$ 7.5	$ 9.6	$ 24.9	$ 59.9	$ 105.9
2005	2.6	—	—	—	28.2	30.8
2006	3.2	4.4	6.4	7.1	40.2	61.3
2007	7.7	6.9	16.6	0.7	48.8	80.7
2008	10.4	3.2	10.5	1.9	109.8	135.8
2009	10.5	3.6	1.6	2.0	84.1	101.8
2010	0.1	1.3	—	2.3	6.9	10.6
Total	**$ 38.5**	**$ 26.9**	**$ 44.7**	**$ 38.9**	**$ 377.9**	**$ 526.9**

Diversified Loan Portfolio

Total Loans:

$891.5 million



Construction & Land Dev 7%
1-4 Family 9%
Multifamily 16%
Commercial Mortgages 44%
Commerial Loans & Lines of Credit 24%

Yield on Loans = 5.65%

Loan yield for the six months ended 6/30/2010

Granular Portfolio Comparison

	Distribution by Size					
	< $500,000	$500,000 to $999,999	$1,000,000 to $2,999,999	$3,000,000 to $4,999,999	$5,000,000 to $9,999,999	$10,000,000 to $12,600,000
Commercial Mortgage	10%	14%	33%	11%	23%	9%
Commercial Loans and Lines of Credit	29%	12%	31%	9%	8%	11%
Construction & Land Development	5%	4%	17%	36%	22%	16%
Multifamily Mortgage	14%	29%	40%	2%	15%	—
Home Mortgage	29%	23%	21%	—	27%	—
Home Equity Loans and Lines of Credit	36%	20%	11%	33%	—	—
Installment & Credit Card	88%	12%	—	—	—	—
Totals	**18%**	**16%**	**31%**	**11%**	**17%**	**7%**

Loan Portfolio Outlook

- Consistent downward trend in nonperforming loans and charge-offs last two quarters
- C&I and CRE portfolios have shown weaknesses, but no signs of widespread deterioration
- Sluggish loan demand as reflected by decreased line usage
- Focus is on growing:
  - C&I
  - Owner-occupied CRE
  - Home mortgages

Diversified Deposit Base

Total Deposits:
$1.1 Billion



CDs > $100K
22%
Non-interest
Checking
31%
CDs < $100K
7%
Interest Checking
7%
Money Market &
Savings
33%

Cost of Deposits = 0.76%

Core Deposits = 78.8%

Cost of deposits is for the six months ended 6/30/2010

Strong & Growing Core Deposit Base



$900
$800
$700
$600
$500
$400
$300
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Maturity Core Deposits
Nonmaturity Core Deposits

62%	68%	68%	71%	74%	77%	79% = % of Total Deposits

Strong Liquidity Position

- Continued build-up of liquidity position
  - Strong core deposit growth, exclusive of brokered deposits and time deposits of $100K or greater, representing 79% of total deposits at 6/30/10
  - 1st Centennial transaction enhanced liquidity
- Multiple funding sources
  - $15 million borrowing facility with FRB
  - $27 million of available Fed Funds lines
  - $140 million of available FHLB borrowing capacity
- Securities portfolio
  - $286 million portfolio provides monthly cash flow
  - Excess unpledged securities can augment liquidity by being pledged as collateral for borrowings or by being sold

Securities Portfolio

Net Unrealized Gain or Loss 6/30/10 ($000's)	
Treasury Notes	$66
Agency Notes	$325
Agency CMOs	$532
Agency MBS	$1,209
Municipal Securities	($21)
Private CMOs	($4,794)
Other	($1,804)
Total	**($4,487)**



Total Securities Portfolio:
$290.6 million(1)
U.S. Treasury Notes/Bills, $45.9 16%
Municipal Securities, $5.9 2%
Other, $4.8 2%
Private CMOs, $29.5 10%
Agency CMOs, $58.0 20%
Agency MBS, $54.1 19%
Agency Notes, $92.4 31%
($ millions)

(1)Amortized Cost. Source: Company 2010 Second Quarter Form 10-Q

Strong Capital Position



20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
7.42%
11.56%
16.06%
17.21%
TCE/TA
Leverage Capital Ratio
Tier 1 Capital Ratio
Total Risk Based Capital Ratio

Stable Net Interest Margin


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.40%
0.39%
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
FCAL
3-month LIBOR¹

(1)Average for Quarter

Current Outlook

- Improving asset quality trends expected to translate into lower provisioning, lower collection costs and NIM expansion
- Growing core deposit base facilitating low cost of funds
- Strong liquidity and capital position
- Growing loan pipeline
- Improving profit trend
- Recent capital raise expands potential growth opportunities
  - Organic growth
  - FDIC-assisted transactions
  - Whole bank acquisitions
- Positioned to create long-term shareholder value

FIRST CALIFORNIA
FINANCIAL GROUP, INC.

Preparing for our future